Exhibit 10.6

(ENGLISH TRANSLATION)

AGREEMENT ON THE ENTRY INTO A LOAN DEBT
(with the borrower’s participation)

An agreement was entered into on 08.02.2007 in Poznań by and between ING Bank Śląski Spółka Akcyjna with its registered office in Katowice, ul. Sokolska 34, which is entered into the Register of Entrepreneurs at the District Court in Katowice, Commercial Department of the National Court Register under the number KRS 0000005459 with a tax ID number (NIP) 634-013-54-75 and share capital of PLN 130,100,000 and paid up share capital of PLN 130,100,000, Branch in Poznań, ul. Piekary 7, hereinafter referred to as the “Bank", represented by:

1. Barbara Jablońska - Assistant Manager of the Risk Management Department in the North-West Region
2. Małgorzata Kozanecka - Senior Corporate Client Risk Appraisal Specialist

and

SUNSET SUITS Spółka Akcyjna
with its registered office at ulica Garbary 57, 61-758 Poznań
with a REGON statistical number: 300388584
which is entered into the Register of Entrepreneurs of the National Court Register, national court register (KRS) number: 0000265620, District Court in Poznań, 21st Commercial Department of the National Court Register with the tax ID number (NIP) 778-143-92-59 represented by:

1) Marek Kaczmarek - President of the Management Board
2) Bogdan Zegar - Vice President of the Management Board

hereinafter referred to as the "Entrant to the Debt"

of the following wording:

§ 1

1.

The Bank represents that the Borrower, Mirosław Kranik, domiciled at ulica Garbary 57/1, 61-758 Poznań, holder of personal identity card series FW number 7104306 issued by KPMO Rawa Mazowiecka, having a statistical number (PESEL) of: 54052510257, conducting business activities under the name of: “Sunset Suits, Men’s Fashion - Moda Męska" with its registered office at ulica Garbary 57, 61-758 Poznań, which is entered into the register of sole-proprietorships of the City Council in Poznań under the number 15097/94/S, REGON statistical number 008223478, tax ID number (NIP) 785-004-14-54, owes the Bank the amount of PLN 7,800,977.22 in words: seven million, eight hundred thousand, nine hundred and seventy seven 22/100 zlotys, comprising:

a)

principal of PLN 5,387,201.10;

b)

contractual interest accrued until 27/09/2006 in the amount of PLN 1,609,425.66;

c)

contractual interest accrued from 02/02/2007 in the amount of PLN 5,419.67;

d)

penalty interest on overdue liabilities accrued until 01/02/2007 in the amount of PLN 798,930.79;

from the loan granted under agreement no. 885/KI/10/K/2000 of 01/03/2000 for a zloty-denominated loan indexed by the Swiss franc exchange rate at the zloty equivalent of CHF 3,750,000.01, together with subsequent annexes, restructured by Restructuring Agreement no. 05/KG/CBK/03 of 10/03/2003 with subsequent annexes, a Restructuring Agreement of 24/04/2006 and a Restructuring Agreement of 02/02/2007.

2.

The Entrant to the Debt represents that he is familiar with the content of the agreement referred to in para. 1 and recognises the Bank’s claim both in principle and at its level.

§ 2

1.

The Entrant to the Debt represents that he is entering into the above debt with interest and costs and makes the commitment to the Bank to repay it jointly and severally with the Borrower:

-

in accordance with agreement no. 885/KI/10/K/2000 of 01/03/2000 for a zloty-denominated loan indexed by the Swiss franc exchange rate at the zloty equivalent of CHF 3,750,000.01, together with subsequent annexes, restructured by Restructuring Agreement no. 05/KG/CBK/03 of 10/03/2003 with subsequent annexes, the Restructuring Agreement of 24/04/2006 and the Restructuring Agreement of 02/02/2007.

2.

The Entrant to the Debt undertakes to make an additional early repayment of the principal amount of the loan at a level of PLN 1,758.4 k within 7 days of the date of receipt of funds from bonds no later than by 30 April 2007.

3.

The Bank expresses consent to the entry into the Debt.

§ 3

The Entrant to the Debt represents that:

-

he has received all the corporate consents of the authorities of the Entrant to the Debt which are required to execute and perform this Agreement and is attaching them hereto;

-

he has received the Borrower’s consent to enter into the Debt.

§ 4

The Entrant to the Debt hereby undertakes to submit a written representation on the date of signature of this agreement regarding his surrender to enforcement, which is attached as Appendix 1 to this agreement.

§ 5

The detailed principles defining the liability of the Entrant to the Debt under agreement no. 885/KI/10/K/2000 of 01/03/2000 for a zloty-denominated loan indexed by the Swiss franc exchange rate at the zloty equivalent of CHF 3,750,000.01, together with subsequent annexes, restructured by Restructuring Agreement no. 05/KG/CBK/03 of 10/03/2003 with subsequent annexes, the Restructuring Agreement of 24/04/2006 and the Restructuring Agreement of 02/02/2007 shall be specified through Annex no. 1 to the last Restructuring Agreement and shall become binding at the time that the Agreement on the Entry into the Loan Debt becomes effective and the said Annex no. 1 is signed.

§ 6

This agreement on the Entry into the Debt enters into force at the time that the decision to register the increase in the share capital through non-cash contributions made by the Entrant to the Debt becomes effective.

§ 7

1.

All amendments to this agreement must be made in writing in order to be valid.

2.

Matters not governed by this agreement shall be subject to the provisions of the Civil Code, the Banking Law and other generally applicable provisions of the law.

3.

Disputes between the Parties shall be settled by the court with jurisdiction over the place of the Bank’s registered office.

§ 8

Three identical counterparts of the agreement have been prepared, of which the Borrower, the Bank and the Entrant to the Debt shall each receive one.

I, the undersigned, Mirosław Kranik, domiciled at ulica Garbary 57/1, 61-758 Poznań, holder of personal identity card series FW number 7104306 issued by KPMO Rawa Mazowiecka, having a statistical number (PESEL) of: 54052510257, conducting business activities under the name of: “Sunset Suits, Men’s Fashion - Moda Męska" with its registered office at ulica Garbary 57, 61-758 Poznań, which is entered into the register of sole-proprietorships of the City Council in Poznań under the number 15097/94/S, REGON statistical number 008223478, tax ID number (NIP) 785-004-14-54, express consent to SUNSET SUITS Spółka Akcyjna, with its registered office at ulica Garbary 57, 61-758 Poznań with a REGON statistical number 300388584, which is entered into the Register of Entrepreneurs of the National Court Register, National Court Register (KRS) number: 0000265620, District Court in Poznań, 21st Commercial Department of the National Court Register with the tax ID number (NIP) 778-143-92-59 represented by:

1) Marek Kaczmarek - President of the Management Board
2) Bogdan Zegar - Vice President of the Management Board

entering into my Debt from all liabilities to ING Bank Śląski Spółka Akcyjna with its registered office in Katowice arising from the loan granted under agreement no. 885/KI/10/K/2000 of 01/03/2000 for a zloty-denominated loan indexed by the Swiss franc exchange rate at the zloty equivalent of CHF 3,750,000.01, together with subsequent annexes, restructured by Restructuring Agreement no. 05/KG/CBK/03 of 10/03/2003 with subsequent annexes, the Restructuring Agreement of 24/04/2006 and the Restructuring Agreement of 02/02/2007.

............................................................................
(signature)

Appendix 1

REPRESENTATION

Pursuant to article 97.1 and 97.2 of the Banking Law (consolidated text Journal of Laws of 2002, No. 72, item 665, as amended), acting on behalf of:

SUNSET SUITS Spółka Akcyjna
with its registered office at ulica Garbary 57, 61-758 Poznań
with a REGON statistical number: 300388584
which is entered into the Register of Entrepreneurs of the National Court Register, National Court Register (KRS) number: 0000265620, District Court in Poznań, 21st Commercial Department of the National Court Register

represented by:
1) Marek Kaczmarek - President of the Management Board
2) Bogdan Zegar - Vice President of the Management Board
hereinafter referred to as the "Entrant to the Debt"

We represent that we surrender to enforcement conducted on the basis of a bank enforcement title issued by ING Bank Śląski S.A. with its registered office in Katowice, Branch in Poznań, hereinafter referred to as the “Bank”.

The Bank may issue a bank enforcement title to the zloty equivalent of the amount of PLN 11,701,465.83 (in words: eleven million, seven hundred and one thousand, four hundred and sixty five 83/100 zlotys) in order to recover claims arising from Agreement no. 885/KI/10/K/2000 of 01/03/2000 for a zloty-denominated loan indexed by the Swiss franc exchange rate at the zloty equivalent of CHF 3,750,000.01, together with subsequent annexes, restructured by Restructuring Agreement no. 05/KG/CBK/03 of 10/03/2003 with subsequent annexes, the Restructuring Agreement of 24/04/2006 and the Restructuring Agreement of 02/02/2007 executed with Mr. Mirosław Kranik, domiciled at ulica Garbary 57/1, 61-758 Poznań, holder of personal identity card series FW number 7104306 issued by KPMO Rawa Mazowiecka, having a statistical number (PESEL) of 54052510257, conducting business activities under the name of “Sunset Suits, Men’s Fashion - Moda Męska" with its registered office at ulica Garbary 57, 61-758 Poznań, which is entered into the register of sole-proprietorships of the City Council in Poznań under the number 15097/94/S, REGON statistical number 008223478, tax ID number (NIP) 778-004-14-54, which we joined on the basis of the Agreement of 08/02/2007 on the Entry into a Loan Debt.

We simultaneously represent that the Bank may apply to the court to award a bank executory clause to the enforcement title up to 31/12/2012.

Poznań, 08/02/2007
(date and place of submission of the Representation)

............................................................................
(signatures of persons authorised to represent the Entrant to the Debt, company seal)

Appendix 1 to the agreement on the transfer of ownership of chattels specified by kind or collection of items no. 31/2002 of 28/11/2002 as security

List of commercial goods alienated to the favour of ING Bank Śląski S.A. (value of alienation of PLN 1.0 M) - as at 31/03/2007

No.	Showroom	Address	Value at retail prices
1	Sunset Suits Moda Męska ul. Dolnośląska 25 Plejada, 41-923 Bytom	ul. Dolnośląska 25 Plejada, 41-923 Bytom	PLN 281,355.40
2	Sunset Suits Moda Męska ul. Orląt Lwowskich 138, 41-200 Sosnowiec	ul. Orląt Lwowskich 138, 41-200 Sosnowiec	PLN 577,416.40
3	Sunset Suits Moda Męska -Centrum Handlowe - Łódź III Ml, ul. Brzezińska 27/29, 90-307 Łódź	Łódź III Ml, ul. Brzezińska 27/29, 90-307 Łódź	PLN 241,404.90
4	Sunset Suits Moda Męska ul. Górczewska 124, 01-109 Warsaw Park Wola	ul. Górczewska 124, 01-109 Warsaw Park Wola	PLN 222,876.00

................................................................................ Alienator	................................................................................ Bank

Appendix 1 to the agreement on the transfer of ownership of chattels specified by kind or collection of items no. 31/2002 of 28/11/2002 as security

List of commercial goods alienated to the favour of ING Bank Śląski S.A. (value of alienation of PLN 1.0 M) - as at 28/02/2007

No.	Showroom	Address	Value at retail prices
1	Sunset Suits Moda Męska ul. Dolnośląska 25 Plejada, 41-923 Bytom	ul. Dolnośląska 25 Plejada, 41-923 Bytom	PLN 265,527.20
2	Sunset Suits Moda Męska ul. Orląt Lwowskich 138, 41-200 Sosnowiec	ul. Orląt Lwowskich 138, 41-200 Sosnowiec	PLN 547,848.30
3	Sunset Suits Moda Męska -Centrum Handlowe - Łódź III Ml, ul. Brzezińska 27/29, 90-307 Łódź	Łódź III Ml, ul. Brzezińska 27/29, 90-307 Łódź	PLN 236,147.00
4	Sunset Suits Moda Męska ul. Górczewska 124, 01-109 Warsaw Park Wola	ul. Górczewska 124, 01-109 Warsaw Park Wola	PLN 221,290.80

................................................................................ Alienator	................................................................................ Bank

Appendix 1 to the agreement on the transfer of ownership of chattels specified by kind or collection of items no. 31/2002 of 28/11/2002 as security

List of commercial goods alienated to the favour of ING Bank Śląski S.A. (value of alienation of PLN 1.0 M) - as at 31/01/2007

No.	Showroom	Address	Value at retail prices
1	Sunset Suits Moda Męska ul. Dolnośląska 25 Plejada, 41-923 Bytom	ul. Dolnośląska 25 Plejada, 41-923 Bytom	PLN 248,335.50
2	Sunset Suits Moda Męska ul. Orląt Lwowskich 138, 41-200 Sosnowiec	ul. Orląt Lwowskich 138, 41-200 Sosnowiec	PLN 565,026.00
3	Sunset Suits Moda Męska -Centrum Handlowe - Łódź III Ml, ul. Brzezińska 27/29, 90-307 Łódź	Łódź III Ml, ul. Brzezińska 27/29, 90-307 Łódź	PLN 216,398.70
4	Sunset Suits Moda Męska ul. Górczewska 124, 01-109 Warsaw Park Wola	ul. Górczewska 124, 01-109 Warsaw Park Wola	PLN 250,046.10

................................................................................ Alienator	................................................................................ Bank

RESTRUCTURING AGREEMENT

A Restructuring Agreement was entered into on 02/02/2007 in Poznań by and between ING Bank Śląski Spółka Akcyjna with its registered office in Katowice, ul. Sokolska 34, which is entered into the Register of Entrepreneurs at the District Court in Katowice, Commercial Department of the National Court Register under the number KRS 0000005459 with a tax ID number (NIP) 634-013-54-75 and share capital of PLN 130,100,000 and paid up share capital of PLN 130,100,000, Branch in Poznań, ul. Piekary 7, hereinafter referred to as the “Bank", represented by:

1)

Barbara Jablońska - Assistant Manager of the Risk Management Department in the North-West Region

2)

Małgorzata Kozanecka - Senior Corporate Client Risk Appraisal Specialist

and

Mirosław Kranik, domiciled at ulica Garbary 57/1, 61-758 Poznań, holder of personal identity card series FW number 7104306 issued by KPMO Rawa Mazowiecka, having a statistical number (PESEL) of: 54052510257, conducting business activities under the name of: “Sunset Suits, Men’s Fashion - Moda Męska" with its registered office at ulica Garbary 57, 61-758 Poznań, which is entered into the register of sole-proprietorships of the City Council in Poznań under the number 15097/94/S, REGON statistical number 008223478, tax ID number (NIP) 785-004-14-54, hereinafter referred to as the “Debtor”

(hereinafter referred to as the Agreement), of the following wording:

§ 1

Subject and timing of the restructuring

1.

Further to the Debtor’s difficult financial and economic situation which does not allow for the repayment of the whole of the due debt to the Bank, the Bank expresses consent to the further, conditional restructuring of the debt arising from the loan granted under agreement no. 885/KI/10/K/2000 of 01/03/2000 for a zloty-denominated loan indexed by the Swiss franc exchange rate, together with subsequent annexes restructured by Restructuring Agreement no. 05/KG/CBK/03 of 10/03/2003 with subsequent annexes and the Restructuring Agreement of 24/04/2006.

2.

The Bank issued Bank Enforcement Title no. 02/2006 against the Debtor on 28/09/2006 confirming the liability arising from the loan agreement specified in para. 1.

3.

The Parties jointly confirm that the Debtor’s debt to the Bank under the loan agreement specified in para. 1, as at 02/02/2007 amounts to a total of PLN 7,795,557.55 (in words: seven million, seven hundred and ninety five thousand, five hundred and fifty seven 55/100 zlotys), comprising:

a)

principal of PLN 5,387,201.10;

b)

unpaid contractual interest, as at the date of issue of the Bank Enforcement Title, of PLN 1,609,425.66;

c)

unpaid increased interest on the debt from the principal which was not paid on time, as at the date of issue of the Bank Enforcement Title, of PLN 299,178.32;

d)

unpaid interest on the principal amount of the loan referred to in para. 3.a) and on the interest referred to in para. 3.b) and c) which has accrued from the date of issue of the Bank Enforcement Title referred to in para. 2 up to 01/02/2007, in the amount of PLN 499,752.47.

4.

The Debtor recognises his due debt with respect to the Bank in principle and at the level under the agreement referred to in para. 1 and in the amount specified in para. 3.

5.

This Agreement was executed up to 29/12/2011.

6.

The Debtor’s debt specified in para. 3 is registered on loan account no. 73 1050 1520 1000 0022 6836 1876.

7.

The Bank shall not file an application to announce the Debtor’s bankruptcy during the validity of this Agreement and shall not conduct enforcement proceedings against the Debtor on condition that he observes all the provisions of this Agreement.

§ 2

Accrual of interest

1.

The Bank waives the right to charge and collect penalty and statutory interest in accordance with the provisions of the Bank Enforcement Title of 28/09/2006, as referred to in § 1.2, during the validity of this Agreement.

2.

In the event of the termination of this Agreement, the Bank shall charge penalty and statutory interest from the date on which the notice of termination passes on the Bank's outstanding receivables, in accordance with the provisions of the Bank Enforcement Title of 28/09/2006, as referred to in § 1.2.

§ 3

Repayment of the debt

1.

The Debtor is obliged to repay the whole of the debt from the principal specified in § 1.3.a) at the following times and amounts:

a)

5 instalments at a level of PLN 40,000.00 payable on the last day of every month from 28/02/2007 to 30/06/2007;

b)

18 instalments at a level of PLN 60,000.00 payable on the last day of every month from 31/07/2007 to 31/12/2008;

c)

35 instalments at a level of PLN 115,000.00 payable on the last day of every month from 31/01/2009 to 30/11/2011;

d)

the final repayment of the loan is due on 29/12/2011, i.e. the instalment of principal in the amount of PLN 82,210.10.

2.

The Bank shall charge interest monthly on the debt from the principal during the period from 02/02/2007 to 30/01/2008, at the level of the interest rate based on the WIBOR rate and the Bank’s margin of 2.0 percentage points p.a.; whereas during the period from 31/01/2008 to 29/12/2011, the Bank shall charge and collect interest monthly on the last day of the calendar month at the level of the interest rate based on the WIBOR rate plus the Bank’s margin of 2.0 percentage points p.a.  The first time the Bank collects interest shall be on 28/02/2008 for the period from 31/01/2008 to 27/02/2008.

3.

The interest rate which is based on the WIBOR rate is set on the basis of 1-month zloty-denominated deposits on the interbank market (WIBOR 1M) and is calculated as the mean of the last 10 quotations of the calendar month preceding the date of signature of this Agreement.

4.

The Bank may change the level of the margin specified in para. 2 in the event of the appearance of circumstances during the loan period for which the Bank is not responsible and which affect the profitability of granting the loan or increasing the lending risk.  A change in the level of the margin is justified by the following circumstances:

a)

the need to establish or increase the previously established specific risk provisions for receivables from the loan in accordance with the applicable provisions of the law;

b)

the need to establish or increase the previously established specific risk provisions for receivables from the loan as a consequence of a change in the law regulating the principles of establishing provisions for risk related to the activities of banks;

c)

an increase in the capital requirements regarding conducting banking activities and as a consequence of a change in the provisions of the law regulating the principles of financial management of banks;

d)

a reduction in the market value of the security for the repayment of the loan, which has been established;

e)

the appearance of arrears in the Debtor’s settlement of public law performances (in particular taxes and social insurance contributions).

A change in the margin in the above manner cannot result in its increase by more than 2 percentage points.

When making the change in the margin, the Bank shall notify the Debtor of its new level in writing specifying:

a)

the circumstances justifying the change in the margin;

b)

the date from which the margin at the amended level is effective, whereby this cannot be a date before the first day of the interest period starting after the date of delivery of the notice.

A change in the level of the margin in the above manner does not constitute an amendment to the loan agreement and does not require its termination.

5.

The interest will be changed in monthly periods.   The date of change of the interest rate is the first day of the calendar month following the date of signature of this Agreement and the first business day of each successive calendar month.

6.

The following principles of paying interest are set:

-

the contractual interest referred to in § 1.3.b) at a level of PLN 1,609,425.66 (in words: one million, six hundred and nine thousand, four hundred and twenty five 66/100 zlotys) shall be cancelled after the full, punctual repayment of the debt from the principal specified in § 1.3.a), whereby punctual repayment of the debt in this case is also considered late payment of up to 10 calendar days after the agreed payment terms;

-

the increased interest referred to in § 1.3.c) at a level of PLN 299,178.32 (in words: two hundred and ninety nine thousand, one hundred and seventy eight 32/100 zlotys) shall be cancelled after the full, punctual repayment of the debt from the principal specified in § 1.3.a), whereby punctual repayment of the debt in this case is also considered late payment of up to 10 calendar days after the agreed payment terms;

-

the penalty interest referred to in § 1.3.d) at a level of PLN 499,752.47 (in words: four hundred and ninety nine thousand, seven hundred and fifty two 47/100 zlotys) shall be cancelled after the full, punctual repayment of the debt from the principal specified in § 1.3.a), whereby punctual repayment of the debt in this case is also considered late payment of up to 10 calendar days after the agreed payment terms;

-

the contractual interest charged by the Bank from 30/01/2008, as referred to in para. 2 shall be suspended in repayment until 29/12/2011 and shall be cancelled after the full, punctual repayment of the debt from the principal specified in § 1.3.a), whereby punctual repayment of the debt in this case is also considered late payment of up to 10 calendar days after the agreed payment terms;

7.

The debt shall be repaid by the Bank making drawings - at its own discretion - of funds from the bank account:

-

number: 94 1050 1520 1000 0005 0332 1077 held for the Debtor at ING Bank Śląski S.A. Branch in Poznań.

The Bank’s drawing of the funds in the above manner shall not require the Debtor to provide any additional instructions.

8.

The Debtor is obliged to ensure that funds are available on the bank account specified in para. 7 on the repayment dates specified in para. 1 and para. 2 at a level which is sufficient to cover the Bank’s receivables.

9.

The Debtor hereby authorises the Bank to draw funds from the bank account referred to in para. 7 for the repayment of all of the Debtor’s liabilities to the Bank arising hereunder in accordance with the terms of this Agreement.  The Debtor authorises the Bank to draw funds in the above manner before all other payments, with the exception of payments arising from enforcement titles and, in the event of a lack of sufficient funds on this account on the due dates, authorises the Bank to draw the due amounts from all future payments made to this account before all other payments with the exception of payments arising from enforcement titles.

§ 4

Increased interest

The Bank charges increased interest on debts which are not repaid on time at the level specified in the Order of the President of the Management Board of ING Bank Śląski S.A. which applies to this.  Interest is collected in the manner specified in
§ 3.7.

§ 5

Early repayment of the loan

The Debtor is entitled to repay the principal early in whole or in part by previously giving instructions on the day before the intended repayment of the principal in whole or in part.

§ 6

Commission

1.

The Debtor shall pay the Bank a commission of 0.05 % on the principal amount of the debt specified in § 1.3.a), which amounts to PLN 2,693.60 (in words: two thousand, six hundred and ninety three 60/100 zlotys). The commission is payable on the date of signature of the Agreement.

2.

The commission shall be collected from the bank account specified in § 3.7.

The Bank’s collection of funds for the repayment of the Debtor’s liabilities from the commission does not require the Debtor’s submission of any additional instructions and shall take place in the manner specified in § 3.7.

§ 7

Security of repayment

1.

The Parties agree that the current legal security defined in the loan agreement referred to in § 1.1 herein shall remain effective until the full repayment of all of the Debtor’s liabilities encompassed by this Agreement.  This security includes:

1)

the alienation of items defined by kind on the basis of alienation agreement no. 26/CBK/2001 of 23/02/2001, i.e. commercial goods: suits, jackets, trousers, shirts, waistcoats and ties of a total value of PLN 8,000,000.00 which are located in the Sunset Suits, Men’s Fashion-Moda Męska company showrooms with an assignment of rights under the insurance policy;

Because the Debtor filed an application to release security in the form of the alienation encompassed by the agreement on the alienation of items defined by kind, no. 26/CBK/2001 of 23/02/2001, in order to contribute the items encompassed by this Agreement to the company of the Entrant to the Debt, the Bank expressed consent to the above release (vide: Representation on the waiver of security constituting appendix 1 hereto) on condition that the Entrant to the Debt re-establishes the security in the form of an alienation to the Bank within 7 days of the date on which the appropriate resolution is passed.

2)

the alienation of items defined by kind on the basis of alienation agreement no. 25/CBK/2001 of 23/02/2001, i.e. stocks of raw materials and finished goods: suits, jackets, trousers, shirts and waistcoats of a total value of PLN 2,000,000.00 which are located in the production plant in Krzyżanowo, which is owned by Mirosław Kranik Sunset Suits, Men’s Fashion-Moda Męska with an assignment of rights under the insurance policy;

3)

an ordinary mortgage for the amount of PLN 106,800.00 on real property located in Błociszewo, constituting the property of Ewelina Ligocka - Kranik, domiciled in Krzyżanowo 7 - Municipality of Śrem - for which the District Court in Śrem holds the land and mortgage register no. 35.080;

4)

an ordinary mortgage for the amount of PLN 119,600.00 on real property located in Śrem, constituting the property of Ewelina Ligocka - Kranik, domiciled in Krzyżanowo 7 - Municipality of Śrem - for which the District Court in Śrem holds the land and mortgage register no. 31.485;

5)

an ordinary mortgage for the amount of PLN 112,200.00 on real property located in Śrem, constituting the property of Ewelina Ligocka - Kranik, domiciled in Krzyżanowo 7 - Municipality of Śrem - for which the District Court in Śrem holds the land and mortgage register no. 32.392;

6)

an ordinary mortgage for the amount of PLN 220,300.00 on real property located in Marianowo, constituting the property of Ewelina Ligocka - Kranik, domiciled in Krzyżanowo 7 - Municipality of Śrem - for which the District Court in Śrem holds the land and mortgage register no. 28.700;

7)

a capped mortgage to the amount of PLN 1,000,000.00 on real property located in Krzyżanowo, constituting the property of Ewelina Ligocka - Kranik, domiciled in Krzyżanowo 7 - Municipality of Śrem - for which the District Court in Śrem holds the land and mortgage register no. 22371;

8)

an ordinary mortgage for the amount of PLN 180,000.00 on real property located in Suchy Las, constituting the property of the spouses Mirosław Kranik domiciled in Poznań at ul. Garbary 57/1 and Ewelina Ligocka - Kranik, domiciled in Krzyżanowo 7 - Municipality of Śrem - for which the District Court in Poznań holds the land and mortgage register no. 100.072;

9)

an ordinary mortgage for the amount of PLN 180,000.00 on real property located in Suchy Las, constituting the property of Mirosław Kranik, domiciled in Poznań at ul. Garbary 57/1, for which the District Court in Poznań holds the land and mortgage register no. 100.074;

10)

a court registered pledge on stocks of raw materials, work in progress and finished goods of a total value of PLN 1,000,000.00 constituting the property of Sunset Textile Ewelina Ligocka-Kranik with its registered office in Poznań at ul. Garbary 57, located at the production plant in Żagań at ul. Fabryczna 4-6, established on the basis of a registered pledge agreement on items marked by kind no. 42/2002 of 13/08/2002, together with an assignment of rights under the insurance policy;

11)

a court registered pledge on weaving and sewing machinery of a total net book value as at 30/06/2002 of PLN 3,000,979.26 constituting the property of Mirosław Kranik Sunset Suits Men’s Fashion in Poznań at ul. Garbary 57, located at the production plant in Krzyżanowo, as specified in Appendix 1 to the agreement on the establishment of a registered pledge on items marked by their identity no. 44/2002 of 03/09/2002, together with an assignment of rights under the insurance policy;

12)

a court registered pledge on weaving machinery of a total net book value as at 30/06/2002 of PLN 661,399.56 constituting the property of Sunset Textile Ewelina Ligocka-Kranik with its registered office in Poznań at ul. Garbary 57, located at the production plant in Żagań at ul. Fabryczna 4-6 and at the production plant in Krzyżanowo, as specified in Appendix 1 to the agreement on the establishment of a registered pledge on items marked by their identity no. 46/2002 of 03/09/2002, and Appendix 1 to the agreement on the establishment of a registered pledge on items marked by their identity no. 47/2002 of 05/09/2002, together with an assignment of rights under the insurance policy;

13)

a court registered pledge on weaving machinery of a net book value as at 30/06/2002 of PLN 600,006.21 constituting the property of Mirosław Kranik Sunset Suits Men’s Fashion in Poznań at ul. Garbary 57, located at the production Mirosław Kranik Sunset Textile production plant in Żagań at ul. Fabryczna 4-6, as specified in Appendix 1 to the agreement on the establishment of a registered pledge on items marked by their identity no. 45/2002 of 03/09/2002, together with an assignment of rights under the insurance policy;

14)

a court registered pledge on shop fittings of a total value of PLN 1,767,314.90; the parties understand the notion of shop fittings as shelving, counters, tables, cupboards, shelves, desks and chairs, constituting the property of Mirosław Kranik Sunset Suits Men’s Fashion in Poznań at ul. Garbary 57, as specified together with their location in Appendix 1 to the agreement on the establishment of a registered pledge on items marked by kind no. 43/2002 of 03/09/2002, together with an assignment of rights under the insurance policy;

The Bank expressed its consent to the in-kind contribution of the items encompassed by the above Agreement to the company of the Entrant to the Debt in accordance with the Debtor’s request of 26/01/2007.

15)

a court registered pledge on vehicles constituting the property of Mirosław Kranik domiciled in Poznań at ul. Garbary 57/1, established on the basis of agreements establishing a registered pledge from number 6/CBK/02 of 09/07/2002 to number 29/CBK/02 of 09/07/2002, from number 31/CBK/02 of 09/07/2002 to number 39/CBK/02 of 09/07/2002, number 6/CBK/03 of 27/03/2003 and number 11/CBK/03 of 09/06/2003, together with an assignment of rights from the insurance policy (except for registered pledges numbered 11/CBK/02, 12/CBK/02, 13/CBK/02, 18/CBK/02, 29/CBK/02, 31/CBK/02, 32/CBK/02, 36/CBK/02 and 38/CBK/02);

16)

a blank, signed bill of exchange issued by the Debtor and guaranteed by Ewelina Ligocka-Kranik.

2.

In order to reinforce the security, the Debtor undertakes to additionally secure the loan specified in § 1 of this Agreement in the form of:

-

the signature of the Agreement on the Entry into a Loan Debt by SUNSET SUITS Spółka Akcyjna, with its registered office at ulica Garbary 57, 61-758 Poznań with a REGON statistical number 300388584, which is entered into the Register of Entrepreneurs of the National Court Register, National Court Register (KRS) number: 0000265620, District Court in Poznań, 21st Commercial Department of the National Court Register,

with the reservation that, in the event of the termination of this Agreement, the above security also represents security for the liability arising from the loan agreement referred to in § 1.1.

3.

In the event of a reduction in the value of the security which, in the Bank’s opinion, is material, the Debtor is obliged to establish additional security on the Bank’s demand within 7 days of the date of the demand under the sanction of the termination of the Agreement.

4.

In the event of the termination of this Agreement, all legal security on the loan specified in § 1.1 which is established earlier and all security established during its validity shall remain in force.

§ 8

The Debtor’s representations and commitments

1.

The Debtor hereby represents that:

a)

no court or administrative proceedings are pending against the Debtor which could have a negative impact on the performance of the Debtor’s obligations arising from this Agreement;

b)

the execution of this Agreement and the performance by the Debtor of the obligations arising from it shall not be in breach of the Debtor’s statutory documents.

2.

The Debtor hereby undertakes to:

a)

deliver the following documents and information to the Bank:

-

monthly: information on the level of overdue receivables and liabilities, the balance of liabilities to other banks, financing institutions and liabilities to the state, the balance of stock constituting the security on the Bank’s receivables (including the list of all company showrooms with a definition of the value of goods alienated to the favour of ING in each of them), information on the book value of the remaining security on the Bank’s receivables, the monthly F-01 financial statements and monthly sales reports;

-

monthly printouts of the balance of stock constituting security on the Bank’s receivables;

-

the annual financial statements 14 days from the official reporting date;

-

other explanations and documents regarding the economic and financial situation, as well as security on ING’s receivables - on the Bank’s demand;

b)

pass turnover through the account at ING BSK in proportion to the Bank’s share of financing the companies;

c)

not become involved in investments of a value of more than PLN 200.0 k without the Bank's consent;

d)

not to grant sureties and not to assume liabilities for third parties without the Bank’s consent;

e)

not to draw new loans or borrowings without the Bank’s consent;

f)

assign the whole of the profit generated to the company's equity;

g)

create a limited liability company on the basis of a part of the assets from the Debtor’s business activities conducted under the name of “Sunset Suits, Men’s Fashion - Moda. Męska” no later than by 30/06/2007 and assure the Bank of the status of observer at the Supervisory Board meetings of the newly established limited liability company.  The Debtor’s representation on the intention to establish the limited liability company mentioned above is attached as Appendix 2 to this Agreement;

h)

ensure that the limited liability company referred to in point g) enters into the debt arising from the agreement referred to in § 1.1 herein and the debts of ZPW 9 MAJA S.A. and MARPOL Sp. z o.o.;

i)

punctually service the ZPW 9 MAJA S.A. and MARPOL Sp. z o.o. debts, whereby punctual repayment of debts is also considered late repayment of up to 10 calendar days after the set payment term;

j)

continue to insure all assets constituting security of the Bank's receivables, as well as the assignment of rights from the insurance policies to the favour of ING BSK;

k)

not encumber any of his current or future assets, in particular, not to establish security on these assets for the repayment of liabilities to other creditors without the receipt of the Bank’s prior written consent;

l)

ensure that the Bank’s claims on the Debtor from this Agreement have at least the same priority in all respects as the claims of other creditors, with the exception of the creditors whose claims have priority under the generally applicable provisions of the law;

m)

respect the Bank’s rights to take restrictive action in the event that the Debtor fails to perform the terms and conditions of any other agreement executed with another creditor;

n)

submit a written representation on the surrender to enforcement together with the execution of this Agreement; a Representation on the surrender to enforcement shall also be submitted by the bill of exchange guarantor and Ewelina Ligocka-Kranik;

o)

present proof of submission and payment of the charges for applications filed with the court to change the content of the mortgage entries referred to in
§ 7.1 to the Bank within 21 days of the date of signature of this Agreement;

p)

ensure that the Debtor’s liabilities to the Bank arising from the sureties granted on the ZPW 9 MAJA S.A. and MARPOL Sp. z o.o. liabilities are kept at a position which is at least equal to the Debtor’s liabilities arising from the sureties granted on the liabilities of other entities to other creditors throughout the whole of the period of validity of this Agreement, in particular he undertakes not to settle the liabilities to other creditors in a manner which breaches or restricts the correct extent to which the Bank’s claims are satisfied;

q)

take steps to negotiate a suspension of the payment of interest with BWE by 28 February 2007 in a manner which is similar to the terms and conditions with BGŻ S.A. and ING Bank Śląski S.A. under the sanction of the Bank introducing current interest servicing;

r)

maintain proportionality of the repayments to banks from the funds obtained from the bond issue;

s)

present photocopies of compositions with banks including proposed terms of repayment of debt to the Bank by 28 February 2007.

§ 9

Default

1.

The Bank may terminate the Agreement before the repayment date specified in the Agreement, as specified in § 1.5 in the event of the emergence of one of the following premises:

a)

the Bank establishes that the documentation, on the basis of which a decision was made to enter into the conditional restructuring, which was submitted, proves to be false or contains untrue information or any of the Debtor’s representations contained in this Agreement prove to be untrue;

b)

the Debtor fails to pay any of the receivables to the Bank arising from this Agreement in time;

c)

a threat to the punctual repayment of the loan and interest related to what the Bank believes to be a material worsening of the Debtor’s economic and financial position or the introduction of changes in the area of the Debtor’s organisational and legal form of activities or ownership structure, which, in the Bank’s opinion, will constitute a material threat to the Debtor performing his obligations arising from this Agreement;

d)

a reduction in the value of the security specified in § 7 of the Agreement, which is significant in the Bank’s opinion and a lack of consent of the Debtor to the establishment of additional security;

e)

the failure of the Debtor to observe the terms of this Agreement, including the failure of the Debtor to meet any of the obligations specified in § 8 or a breach of the Regulations on financing business activity;

f)

the failure of the Debtor to perform his obligations arising from any loan agreement executed with another bank or such a change of terms and conditions of a loan agreement or agreements which, in the Bank’s opinion, constitutes a threat to the punctual repayment of the receivables specified in § 1.1; this applies, in particular, to possible changes involving the shortening of the repayment term;

g)

the termination of a loan agreement or restructuring agreement by another Bank or the initiation of debt recovery proceedings by another creditor;

h)

the better treatment of other creditors than the Bank in the event of a claim being filed by any creditor, with the exception of those creditors which have preference on the basis of the directly applicable provisions of the law.

2.

The termination of the Agreement referred to in para. 1 involves the Bank setting a new date for the earlier repayment than set forth in the Agreement.  The termination of the Agreement by the Bank becomes effective after the passage of 7 days from the date of its delivery by the Bank to the Debtor’s last address known to the Bank.  An undelivered notice of termination shall be filed with the case files together with an appropriate note on the reasons for the lack of delivery - with the effect of delivery, to which the Debtor expresses consent.

3.

In the event of the termination of the Agreement:

a)

the basis for filing claims is the loan agreement referred to in § 1.1;

b)

the Bank may treat payments made during the validity of this Agreement at its own discretion, deciding on the order of recording repayments (costs, auxiliary receivables, interest and principal).

§ 10

This Agreement is not a renewal (as defined by article 506 of the Civil Code) of the Debtor’s liability from the loan agreement referred to in § 1.1, but purely regulates the principles of repaying the debt.

§ 11

In matters not governed by this Agreement:

1)

the provisions of the current loan agreement executed by and between the parties shall remain in force and the version of the following which is in force on the date of signature of the Agreement shall be applied respectively:

a)

The Regulations on Financing Business Activity;

b)

The Regulations on awarding loans in zlotys indexed by a convertible currency exchange rate.

The Debtor represents that he has familiarised himself with the Regulations on Financing Business Activity and the regulations on awarding loans in zlotys indexed by a convertible currency exchange rate.

2)

The following shall apply:

a)

the Banking Law;

b)

the Civil Code;

c)

other generally applicable provisions of the law.

§ 12

The Parties shall pass any disputes which may arise in connection with the performance of the provisions of this Agreement for settlement to the court with jurisdiction over the place of the Bank’s registered office.

§ 13

All amendments to this Agreement must be made in writing under the sanction of invalidity.

§ 14

Two counterparts of this Agreement have been prepared, one for each of the Parties.

§ 15

This Agreement shall become effective after the joint fulfilment of the following conditions:

1)

after the Debtor and the bill of exchange guarantor, Ms. Ewelina Ligocka-Kranik domiciled at Krzyżanowo 7, Municipality of Śrem, PESEL statistical number: 55061505906 submit appropriate representations to the Bank on the surrender to enforcement under the procedure of article 97.2 of the Banking Law (Journal of Laws no. 140, item 939) with respect to the loan agreement referred to in § 1.1,

2)

after the Parties sign this Agreement,

3)

after the signature of the Agreement on the Entry into the Loan Debt by Sunset Suits S.A. within 7 days of the date of signature of this restructuring agreement.

Additional provisions

The Bank is authorised to provide access to the data in the Interbank Business Information System, the Bank Register, to business information bureaux operating on the basis of the Act on the provision of access to business information of 14 February 2003 (Journal of Laws No. 50, item 424) to the extent and on the terms and conditions specified in this Act.

ING Bank Śląski Spółka Akcyjna is authorised to provide the data referred to above if the following conditions are jointly satisfied:

-

the total amount of the Customer’s liabilities to the Bank amounts to at least PLN 500;

-

the receivables have been due for at least 60 days;

-

at least one month has passed from the time that the Bank sent a payment demand to the correspondence address specified by the Debtor, and if the Debtor has not specified such an address - to the address of the Debtor’s registered office, containing a warning of its intention to provide the data to the bureau, stating the company name and address of the bureau’s registered office to which the Bank will provide the data.

company seal and signatures of personnel authorised to represent the Debtor	company seal and signatures of personnel authorised to represent the Bank

As the bill of exchange guarantor, I accept all the terms and conditions of this Restructuring Agreement and express consent to the continuation of the guarantee.  Ewelina Ligocka-Kranik domiciled at Krzyżanowo 7, Municipality of Śrem, PESEL statistical number 55061505906.